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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): December 30, 2002



                   STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
                   ------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



       Delaware                   333-68542                13-3633241
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(STATE OR OTHER           (COMMISSION FILE NUMBER)     (I.R.S. EMPLOYER
JURISDICTION OF                                         IDENTIFICATION NO.)
INCORPORATION)


          383 Madison Avenue
          New York, New York                                     10l79
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                       (ZIP CODE)



Registrant's telephone number, including area code, is (212) 272-2000

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


Item 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
            EXHIBITS.
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            (a)      Not applicable

            (b)      Not applicable

            (c)      Exhibits:


            1. The exhibits accompanying this report are listed in the accompanying Exhibit Index.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.



                                  STRUCTURED ASSET MORTGAGE INVESTMENTS INC.


                                  By: /s/ Mary Haggerty
                                      ------------------------------------------
                                  Name:    Mary Haggerty
                                  Title:   Vice President


Dated:   December 30, 2002

                                  EXHIBIT INDEX


The following exhibits are filed herewith and are exhibits to the Registrant's Registration Statement on Form S-3, Registration No. 333-68542, as noted below:



                                 Item 601(a) of
                                 Regulation S-K
      Exhibit Number               Exhibit No.             Sequentially Numbered Description              Page
--------------------------------------------------------------------------------------------------------------
            1                         5.1             Opinion of Greenberg Traurig, LLP with                4
                                                      respect to legality


                                      8.1             Opinion of Greenberg Traurig, LLP with                4
                                                      respect to federal income tax matters
                                                      (contained in Exhibit 5.1)

                                      23.1            Consent of Greenberg Traurig, LLP                     4
                                                      (contained in Exhibit 5.1)